NACCO Industries, Inc.

NORTH AMERICAN COAL CORPORATION

Hamilton Beach

kitchen COLLECTION

cookin!

Investor Presentation
September 24, 2012

Safe Harbor Statement

 Forward Looking Statements
 The statements contained in this presentation that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.
 These forward-looking statements are made subject to certain risks and uncertainties, which could cause actual results to differ materially from those presented in these forward-looking statements. Such risks and uncertainties with respect to each subsidiary’s operations are listed in the appendix of this document. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The
 Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

Agenda

1. NACCO Industries Overview and Strategic Objectives
2. NACCO Materials Handling Group Spin-off Transaction Summary and Rationale
3. NACCO Industries Business Overviews
 – North American Coal
      –   Hamilton Beach Brands
      –   Kitchen Collection
4. NACCO Industries Financial Update

cookin'
cook. eat. entertain.

NorthAmerican Coal Corporation

Hamilton Beach

Kitchen Collection

NACCO Industries
Overview and Strategic
Objectives

NORTH AMERICAN COAL CORPORATION

Hamilton Beach

kitchen COLLECTION®

Post Spin-off NACCO Industries at a
Glance
■ NACCO Industries, Inc. (NYSE: NC)
■ Operating holding company with subsidiaries in
 the mining, small appliances and specialty retail
 industries
■ Headquartered in Cleveland, Ohio
■ LTM 6/30/12 revenue - $813.6 million (1)
■ LTM 6/30/12 cash flow from operations - $39.5
 million (1)
■ LTM 6/30/12 EBITDA - $85.5 million (2)
■ LTM 6/30/12 net income - $45.3 million (1)
■ 6/30/12 net debt - $4.8 million (2)

NACCO’s strategy is to increase shareholder value by implementing strategic initiatives designed to achieve long-term profit growth
_____________________
(1) For the period presented, includes the consolidated results of NACCO Industries, Inc. less the results of Hyster-Yale Materials Handling, Inc. For the reconciliation see page 43.
(2) EBITDA and net debt are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. For the discussion of non-GAAP items and the related reconciliations to GAAP measures, see pages starting on 42.

Hyster-Yale Spin-Off Transaction Summary
NACCO Industries, Inc. (“NACCO”) is undertaking a stock spin-off of Hyster-Yale Materials Handling, Inc.
(“Hyster-Yale”)
■ Distributing Company……………….......................NACCO Industries, Inc. (NYSE: NC)
■ Distributed Company……………....…Hyster-Yale Materials Handling, Inc. (NYSE: HY)
■ Distributed Securities…………....…100% of HY Class A and Class B Common Stock
■ Distribution Ratio…………..…......One Class A and one Class B share of HY for every
                                  Class A or Class B share of NC
■ Record Date………….....................................................................September 25, 2012
■ Distribution Date………………………………………………….........September 28, 2012

Spin-Off Rationale

■ The spin-off satisfies important business objectives for Hyster-Yale:
 – Creates greater flexibility to pursue strategic growth opportunities, such as acquisitions and joint ventures in the materials handling industry
 – Reinforces management’s focus on serving each of Hyster-Yale’s market segments and customer application needs
 – Provides Hyster-Yale with direct access to equity capital markets and greater access to debt capital markets
 – Strengthens the alignment of senior management incentives with the needs and performance of the
 Company
 – Provides investors with a focused investment option in the materials handling business

What the Spin-off Means for NACCO
■ After the spin-off, NACCO will continue to own and operate its other principal businesses: North American Coal, Hamilton Beach Brands and Kitchen Collection
■ NACCO expects to:
 – Remain a strong, multi-industry company
 – Operate leading businesses in the mining, small appliances and specialty retail industries
 – Have clear objectives as well as established profit improvement and growth initiatives that are driving tangible improvements in operations and results
■ Each of NACCO’s subsidiaries is run as a stand-alone business
 – Separate, dedicated management teams
 – Separate business specific financings, non-recourse to NACCO
 – Separate board meetings to ensure appropriate focus for each business

NACCO Industries, Inc.
NORTH AMERICAN COAL CORPORATION
Hamilton Beach
kitchen COLLECTION

Post Spin-off NACCO Industries Overview

▪ Headquartered in Dallas, Texas
▪ LTM 6/30/12 revenue - $88.0 million
▪ LTM 6/30/12 cash flow from operations -
 $33.5 million
▪ LTM 6/30/12 EBITDA - $50.8 million (1)
▪ Employees - 1,585
▪ Headquartered in Richmond, Virginia
▪ LTM 6/30/12 revenue - $503.7 million
▪ LTM 6/30/12 cash flow from operations -
 $22.9 million
▪ LTM 6/30/12 EBITDA - $38.0 million (1)
▪ Employees - 500
▪ Headquartered in Chillicothe, Ohio
▪ LTM 6/30/12 revenue - $227.9 million
▪ LTM 6/30/12 cash flow from operations -
 $1.3 million
▪ LTM 6/30/12 EBITDA - $5.3 million (1)
▪ Employees - 1,706
_____________________
(1) EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. For the discussion of non-GAAP items and the related reconciliations to GAAP measures, see pages starting on 42.

Post Spin-off NACCO Industries
Overview (continued)

■ NACCO expects to continue to enjoy many benefits from its three principal businesses:
 – Strong collective earnings and cash flow generation capability
 – Lower earnings volatility and enhanced cash flow sustainability
 – Significant management expertise in operating each business across a range of economic conditions
 – Substantial overall resource access for growth strategies and objectives
■ NACCO intends to continue to pay regular quarterly dividends

Experienced Management Team

Alfred M. Rankin Jr.
Chairman, President and
Chief Executive Officer of
NACCO
▪ Chairman, President and CEO of
 NACCO Industries since 1994
▪ Former Vice Chairman, Chief
 Operating Officer and Director of
 Eaton Corporation
▪ SVP Project
 Development and
 Administration of
 NACoal
▪ Joined NACCO in
 1995
J.C. Butler, Jr.
SVP Finance,
Treasurer and Chief
Administrative
Officer of NACCO (1)
▪ VP, General
 Counsel and
 Secretary of NACoal
▪ Former Jones Day
 attorney
▪ Joined NACCO in
 2009
John Neumann
VP, General
Counsel and
Secretary of
NACCO (1)
Robert Benson
President and
CEO of NACoal
▪ President and CEO of
 NACoal since 2006
▪ Previously COO and
 Executive VP
▪ Joined NACoal in 1976
Gregory Trepp
President and
CEO of
Hamilton Beach
Brands
▪ President and CEO of
 Hamilton Beach Brands
 since 2009
▪ Previously VP of Global
 Marketing
▪ Joined Hamilton Beach
 Brands in 1996
Richard Chene
President of
Kitchen
Collection
▪ President of Kitchen
 Collection since 2011
▪ Previously held senior
 merchandising roles at
 PETCO, Sears and
 Giant Eagle
_____________________
(1) Title effective following completion of the spin-off.

North American Coal
Overview

North American Coal (“NACoal”) Overview
■ Mines and markets steam and metallurgical coal for use in power generation and steel production and provides selected value added mining services for other natural resource companies
■ Open-pit surface mines: North Dakota, Texas, Mississippi, Louisiana and Alabama
■ Unique business model with largely long-term cost plus contracts provides strong cash flow and low volatility with minimal capital investment
■ Power plants served are generally well positioned to compete within the current environmental regulations
■ One of the largest producers of lignite coal in the U.S. and among the ten largest coal producers in the U.S.
 – 2.3 billion tons of lignite coal resources with 1.1 billion tons committed to current customers
■ Highly efficient equipment utilization rates
■ Excellent record of employee safety and environmental responsibility

NACoal Operations

The Coteau
Properties Company
(Freedom Mine)
The Falkirk
Mining Company
(Falkirk Mine)
Camino Real Fuels,
LLC
(Eagle Pass Mine)
The Sabine
Mining Company
(South Hallsville No. 1 Mine)
Liberty Fuels
Company
(Liberty Mine)
Florida Dragline
Operations
Demery Resources
Company
(Five Forks Mine)
Mississippi Lignite
Mining Company
(Red Hills Mine)
Reed
Minerals
Caddo Creek
Resources Company
(Marshall Mine)
Corporate
Office
Under Development
In Operation
NACoal Royalty
Company (1)
_____________________
(1) NACoal Royalty Company receives certain royalty payments from unrelated third parties for production or advance royalty payments for oil, gas and coal located in Ohio, Pennsylvania, North Dakota, Louisiana and Texas.

- The Liberty Mine will serve Mississippi Power's state-of-the-art coal gasification, 596 megawatt power plant, featuring carbon capture capabilities developed by Southern Company

Project Mines
90%

Project Mines (Unconsolidated)
■ Long-term contracts (expiring 2017(1) - 2045) to provide all fuel requirements for adjacent power plants or customer facilities
■ Customers pay all costs plus an agreed management fee or profit per ton delivered; profits adjusted for inflation
■ Contracts minimize exposure to spot coal market price fluctuations
■ Active mines: Coteau, Falkirk and Sabine delivered 25.2 million tons in 2011
■ Mines in development (expected production
 date): Demery Resources (2013), Liberty (2014),
 Caddo Creek (2014), and Camino Real (2014)
 – Target production of ~8.5 million tons annually

Project mines produce strong cash flow with minimal capital requirements
2011 Tons of Coal Delivered
_____________________
(1) One of the contracts has a term that expires in 2017, but the term may be extended for four additional periods of five years, or until 2037, at NACoal’s option.

– Bituminous steam coal is sold primarily to a local cooperative which provides fuel to a significant U.S. utility pursuant to a contract through 2020

Consolidated (Non-Project) Mines
10%

Consolidated (Non-Project) Mines
■ The Red Hills Mine in Mississippi has a long-term fixed price contract (through 2032) to provide fuel to a 440 megawatt power plant supplying the Tennessee Valley Authority system
 – Delivered 2.9 million tons in 2011
■ The recently acquired Reed Minerals(1) business in Alabama provides customer and coal diversity
 – Delivered 0.9 million tons in 2011
 – Metallurgical (bituminous) coal is primarily sold to
 local coking operations for ultimate use in steel
 manufacturing
■ Reed Minerals(1) acquisition provides a
 foundation to build a metallurgical
 coal business

Consolidated (non-project) mines provide an opportunity for higher return when NACoal has capital invested
2011 Tons of Coal Delivered
_____________________
(1) Reed Minerals was acquired in August 2012, therefore the 2011 NACoal financials do not include Reed Minerals.

Value-Added Mining Services
■ Fee-based dragline mining services for limerock quarries in southern Florida
 – Customers pay all operating costs plus an agreed management fee per cubic yard of limestone produced
 – 13.7 million cubic yards delivered in 2011
■ Fee-based arrangement to operate a coal drying facility within a power plant operated by a major coal customer
■ Consulting services in India to assist in the setup and management of a customer owned and operated coal mine
 – Customer pays all costs plus an agreed annual management fee
 – Also will receive a per ton fee when production begins
■ Ongoing royalty income from rights to coal reserves and oil and gas reserves
 – Ohio, Pennsylvania, North Dakota, Texas and Louisiana

NACoal provides selected value-added mining services for other natural resource companies

NACoal Key Strategy Overview
■ Continue developing new coal mines
 – Four new mines under development with ~8.5 million tons in targeted annual production
■ Develop a metallurgical coal platform
 – Recent Reed Minerals acquisition first step in developing this platform
■ Pursue growth in international markets
 – Through value-added mining services or exports
■ Extend capabilities to aggregates / sand mining
■ Pursue a technologically enhanced fuel strategic platform

Our five strategic initiatives for growth
Seek a minimum return on capital employed of 13% on all growth initiatives

Reed Minerals Acquisition Profile
■ Acquisition of Reed Minerals businesses
 in August 2012 expands NACoal’s surface
 mining business into bituminous coal
■ Produces steam coal and mid-to-high
 volatile metallurgical coal
 – Steam coal primarily sold to a local cooperative
 association for power generation under an eight-
 year contract with a major utility
 – Metallurgical coal sold to various customers for
 steel production
■ More than 10 years of bituminous coal
 reserves under contract
 – Produced 0.9 million tons in 2011
■ Purchase price of approximately $62.5
 million on a cash-free, debt-free basis
 – 2011 revenue of approximately $86 million

Jasper, AL
NACoal announced the acquisition of Reed Companies on August 31, 2012

40.0
30.0
20.0
10.0
0.0
33.2
32.4
33.4
33.5
27.9
28.1
2007
2008
2009
2010
2011
LTM 6/30/12

Cubic Yards of Limerock Delivered

40.0
30.0
20.0
10.0
0.0
37.6
22.0
3.6
17.9
13.7
14.2
2007
2008
2009
2010
2011
LTM 6/30/12

NACoal Operational Highlights

(millions of cubic yards)
Tons of Coal Delivered (1)(2)
(millions of tons)
_____________________
(1) During 2009, NACoal completed the sale of certain assets of the Red River Mining Company ("Red River"). The results of Red River were reflected as discontinued operations and are excluded from the table above. Red River delivered 0.7 million, 0.6 million and
 0.5 million tons of coal in 2009, 2008 and 2007, respectively.
(2) NACoal’s management fee contract with the San Miguel Mine expired on December 31, 2010. San Miguel Operations delivered 3.4 million, 3.2 million, 3.1 million and 2.9 million tons of coal in 2010, 2009, 2008 and 2007, respectively.

$60
$40
$20
$0
$43.2
$29.8
$42.6
$53.3
$35.2
$41.5
2007
2008
2009
2010
2011
LTM 6/30/12

$75
$50
$25
$0
$28.7
$5.3
$66.5
$32.8
$21.0
$36.6
2007
2008
2009
2010
2011
LTM 6/30/12

$60
$40
$20
$0
$31.0
$22.1
$53.2
$39.6
$29.4
$34.0
2007
2008
2009
2010
2011
LTM 6/30/12

Return on Total Capital Employed (1)

25%
20%
15%
10%
5%
0%
19.9%
12.2%
17.8%
23.7%
17.1%
20.0%
2007
2008
2009
2010
2011
LTM 6/30/12

NACoal Financial Highlights

Operating Income
($ in millions)
Net Income
Cash Flow Before Financing (1)
($ in millions)
_____________________
(1) Cash flow before financing activities and return on total capital employed are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. For the discussion of non-GAAP items and the related reconciliations to GAAP measures, see pages starting on 42.
($ in millions)

Hamilton Beach Brands
Overview

Hamilton Beach

Hamilton Beach

Proctor Silex

TrueAir

Melitta

Hamilton Beach Commercial

Hamilton Beach Brands (“HBB”) Overview
■ Leading designer, marketer and distributor of:
 – Small electric household appliances
 – Commercial products for restaurants, bars and hotels
■ HBB has a leading retail market share position
 in North America
 – In U.S. & Canada, ranked in top 3 share position in
 over 18 product categories
 – Strong & growing share in Mexico and Central America
■ Powerful heritage brands including Hamilton
 Beach and Proctor Silex
 – Supporting brands include Melitta (licensed) and
 TrueAir
■ Broad product assortment distributed through
 mass merchants, national department stores,
 wholesale distributors and other retail and
 commercial sales outlets
Well-recognized Brands

Broad Product Offering

Coffeemakers
Kettles
Toasters
Slow Cookers
Irons
Hand Mixers
Blenders
Toaster Ovens
Can Openers
Comprehensive offering of high-quality consumer housewares

Walmart

BED BATH & BEYOND

BODEGA AURRERA

CANADIAN TIRE

Chick-fil-A

COSTCO WHOLESALE

COSTA COFFEE

FAMILY DOLLAR

KOHL'S

kmart

Kroger

Liverpool

LOWE'S

sears

TARGET

amazon.com

Good Thinking®

■ Strong heritage brands with leading market shares
■ Focused emphasis on the quality of our products
■ Strong relationships with leading retailers and
 customers across diverse channels
■ Successful track record of product line
 expansion and new product innovation…we call
 that Good Thinking®
■ Significant economies of scale
■ Highly professional and experienced management
 team
■ Industry-leading working capital management
■ Strong returns on invested capital
HBB Business Highlights

HBB Key Strategy Overview
■ Lead with innovation in our products
 – Invest in deep understanding of consumer and customer needs
 – Leverage engineering expertise worldwide to develop innovative solutions that improve everyday living
■ Pursue sales and marketing excellence
 – Leverage professional and efficient sales and marketing teams, processes and systems
 – Build brand equity of our current brands and selectively add brands to gain share
 – Enhance placement expertise
 – Become a leader in internet sales of consumer housewares
■ Build a leadership position in the global commercial business
■ Achieve the highest quality and efficiency standards
 – Ensure operational excellence while delivering high-quality products
 – Continually reduce supply chain costs
■ Enhance long-term partnerships with our customers and suppliers
 – Deliver best-in-class products, brands and support systems to increase customer importance
■ Achieve organizational excellence
 – Attract and retain talent to deliver Good Thinking® core competency
■ Leverage economies of scale

Achieve a minimum operating profit margin target of 10%

2012
International
25%
U.S.
75%
GOAL
International
40%
U.S.
60%

HBB International Opportunity
■ Goal is to shift international sales mix to 35%
 to 40%
 – $100 million international sales → 35% mix
 – $150 million international sales → 40% mix
■ Actively targeting fast growing Brazil, China
 and India markets
 – Fastest growing small kitchen appliance
 markets in the world
 – Using an appropriate mix of brands, products,
 features and price points to build business with
 key retailers and commercial customers
 – Investing in developing solutions tailored to
 local consumer tastes and needs

Planned Sales Mix Evolution
Illustrative Example

The Scoop™

- The Scoop™ single serve coffee maker launched fall 2011
- Strong consumer acceptance and retail sell through
- Significant increase in advertising support and retailer participation in 2012 / 2013

Durathon™

- Durathon™ soleplate iron launched in 2011
- Retailer distribution continues to expand, delivering expectations of incremental share in 2012 / 2013

Tempest™

- Tempest™ commercial blender launched in 2007
- Global blending platform driving significant growth
- New platforms being added in 2012 / 2013 to expand global reach into more blending areas

Flex Brew

- Allows consumer the flexibility to brew single serve coffee using K-Cups®, ground coffee or pods

27

Recent Product Launches
Support Market Share Gains
Pending Launch in Late 2012

$600
$400
$200
$0
$540.7
$528.7
$497.0
$515.7
$493.0
$503.7
2007
2008
2009
2010
2011
LTM 6/30/12

$80
$40
$0
($40.0)
($80.0)
$42.2
$19.9
($60.8)
$50.4
$45.9
$33.8
$34.1
2007
2008
2009
2010
2011
LTM 6/30/12

$40
$20
$0
($20)
($40)
($60)
($80)
$19.5
($73.3)
$26.1
$24.4
$18.4
$19.3
2007
2008
2009
2010
2011
LTM 6/30/12

_____________________
(1) 2008 includes goodwill impairment charges of $80.7 million, without which operating income would have been $19.9 million.
HBB Financial Highlights

Operating Income (Loss)
Revenue
($ in millions)
($ in millions)
Net Income (Loss)
($ in millions)
(1)

$150
$100
$50
$0
30%
20%
10%
0%
$110.9
$93.9
$95.1
$101.5
$98.3
$80.5
2007
2008
2009
2010
2011
LTM 6/30/12

$40
$20
$0
$15.8
$12.3
$33.4
$12.8
$20.5
$19.4
2007
2008
2009
2010
2011
LTM 6/30/12

60%
40%
20%
0%
-20%
-40%
-60%
15.3%
(44.3%)
47.8%
42.2%
27.7%
29.9%
2007
2008
2009
2010
2011
LTM 6/30/12

HBB Financial Highlights (continued)

Net Working Capital (1)
Cash Flow Before Financing (1)
Net Working Capital
% Revenue
($ in millions)
($ in millions)
Return On Total Capital Employed (1)
($ in millions)
_____________________
(1) Net working capital, cash flow before financing and return on total capital employed are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. For the discussion of non-GAAP items and the related reconciliations to
 GAAP measures, see pages starting on 42.

KITCHEN
COLLECTION

cookin.
cook. eat. entertain.

kitchen
COLLECTION®

Kitchen Collection
Overview

kitchen COLLECTION

le gourmet chef

DEAL
FREE

Canning

Kitchen Collection (“KC”) Overview
■ National specialty retailer of kitchenware
 and gourmet foods
 – Operates under the Kitchen Collection® and Le
 Gourmet Chef® store names
 – Located in outlet and traditional malls throughout
 the U.S.
■ Outlet mall niche focus differentiates
 Kitchen Collection
 – Challenging for larger retailers to compete based
 on scale and product focus
■ Over 320 total stores throughout the U.S.

KC Business Highlights

■ Two complementary retail store formats
 – Kitchen Collection® → comprehensive selection of all your kitchen needs
 – Le Gourmet Chef® → higher end housewares focused on cooking and entertaining
■ Widest variety of unique, high quality and affordable products in creative store environments
■ Focused outlet mall footprint with select expansion into traditional malls
■ Highly analytical merchandising and disciplined operating controls
■ Strategic plan in place led by experienced management team
 – Improve store merchandising
 – Increase store count focusing on core outlet segment
 – Close under-performing stores
 – Control costs and discount management
 – Expand partnerships with suppliers

kitchen COLLECTION

le gourmet chef

kitchen
Bella Portable Electric Cotton Candy Maker
Sale Price
$34 97
Waring Pro Digital 3 Liter Deep Fryer
Clearance Price
57% Savings

■ Focus: All your kitchen needs…for less
■ Build on solid core stores and close underperforming stores
■ Focus on outlets and selectively expand into traditional mall locations
KC Key Strategy Overview

■ Focus: Cook, eat, entertain
■ Prove new and enhanced format can meet targets
■ Phase out high rent stores
■ Improve inventory efficiency
■ Expand internet channel
■ Increase discipline in new store location selection
■ Enhance partnerships with our suppliers
■ Seek organizational excellence through people and process development
Achieve a minimum operating profit margin target of 5%

400
300
200
100
0
272
285
296
300
337
320
2007
2008
2009
2010
2011
LTM 6/30/12

($ in thousands)

$1,000
$750
$500
$250
$0
$772.1
$709.8
$722.6
$732.0
$656.4
$712.2
2007
2008
2009
2010
2011
LTM 6/30/12

KC Operational Highlights

Sales Per Store
Store Count

$300
$200
$100
$0
$210.0
$202.3
$213.9
$219.6
$221.2
$227.9
2007
2008
2009
2010
2011
LTM 6/30/12

$8
$4
$0
($4)
($8)
($12)
($16)
$0.5
($8.3)
($12.2)
$6.7
$5.9
$2.5
$2.5
2007
2008
2009
2010
2011
LTM 6/30/12

$10
$5
$0
($5)
($10)
($15)
($20)
($14.8)
($12.4)
$4.3
$3.6
$2.6
($2.0)
2007
2008
2009
2010
2011
LTM 6/30/12

($ in millions)

$5
$0
($5)
($10)
($15)
($0.9)
($10.0)
$3.9
$3.5
$1.1
$1.1
2007
2008
2009
2010
2011
LTM 6/30/12

_____________________
(1) 2008 includes goodwill and other intangible asset impairment charges of $3.9 million, without which operating income would have been ($8.3) million.
(2) Cash flow before financing activities is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. For the discussion of non-GAAP items and the related reconciliations to GAAP measures, see pages starting on 42.
KC Financial Highlights

Operating Income (Loss)
Revenue
Net Income (Loss)
($ in millions)
($ in millions)
Cash Flow Before Financing (2)
($ in millions)
(1)

NACCO Industries
Financial Update

2012 Second Quarter		6/30/12 LTM	
	$	%	$	%
Revenue	$171.4	100.0%	$813.6	100.0%
Operating Profit	6.9	4.0%	70.5	8.7%
Net Income	2.3	1.3%	45.3	5.6%
Cash Flow from Operations	15.2		39.5	
EBITDA (2)	**$8.9**		**$85.5**	

Debt	$164.9
Cash	160.1
Net Debt	**$4.8**

Q2 2012 Highlights and Outlook
Q2 2012 Results (1)
NACoal Outlook
■ NACoal experienced year-over-year net income growth
 due to higher earnings from unconsolidated project mines
 and lower operating expenses along with a gain on the
 sale of a land asset
■ HBB experienced year-over-year improvements in net
 income primarily as the result of higher-margin products
■ KC continues to perform within expectations despite facing challenging domestic mass consumer market
■ NACoal expects continued solid
 operating performance from its existing
 mine portfolio for the second half of
 2012
■ Seeks a minimum return on capital
 employed of 13% on all growth
 initiatives
($ in millions)
HBB Outlook
KC Outlook
■ HBB expects improving volumes in the
 U.S. middle-market over time and
 continued strength in international and
 commercial markets
■ Targets a minimum operating profit
 margin of 10%
■ KC plans to expand its footprint
 throughout 2012
■ Targets a minimum operating profit
 margin of 5%

_____________________
(1) For the period presented, includes the consolidated results of NACCO Industries, Inc. less the results of Hyster-Yale Materials Handling, Inc. For the reconciliation see page 43.
(2) EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. For the discussion of non-GAAP items and the related reconciliations to GAAP measures, see pages starting on 42.

Why Invest in NACCO?
■ North American Coal has a unique business model:
 – Provides mining services primarily under long-term contracts which largely insulate NACoal from volatile commodity coal markets, providing stable earnings and cash flow
 – Longstanding relationships with high-quality utility customers
 – Highly efficient mining capabilities provide customers with low-cost fuel
 – Diversification via multiple coal and limerock operations, royalty income and consulting services
■ Hamilton Beach Brands is a leading provider of a broad range of consumer housewares:
 – Leading retail market share positions in North America
 – Powerful, heritage brands that resonate with consumers
 – Extensive market access through strong relationships with leading retail customers across diverse channels
 – Economies of scale and industry-leading net working capital management drive strong returns on invested capital
■ Kitchen Collection is a differentiated, niche market retailer:
 – Differentiated in the marketplace through focused outlet mall footprint
 – Widest variety of high quality and affordable products
 – Highly analytical merchandising and disciplined operating controls
NACCO represents a strong, multi-industry company with leading, well-positioned businesses in mining, small appliances and specialty retail
NACCO offers strong earnings and cash flow generation capability, with clear growth and profit improvement strategies and objectives across each business

Appendix

Risk Factors

 The risks and uncertainties with respect to each subsidiary’s operations as referenced on page 1 of this document include, without limitation:
 North American Coal: (1) the successful integration of the Reed Minerals acquisition, (2) changes in the demand for and market prices of metallurgical coal produced in the Reed Minerals mines, (3) changes in tax laws or regulatory requirements, including changes in power plant emission regulations and health, safety or environmental legislation, (4) changes in costs related to geological conditions, repairs and maintenance, new equipment and replacement parts, fuel or other similar items, (5) regulatory actions, changes in mining permit requirements or delays in obtaining mining permits that could affect deliveries to customers, (6)
 weather conditions, extended power plant outages or other events that would change the level of customers' coal or limerock requirements, which would have an adverse effect on results of operations, (7) weather or equipment problems that could affect deliveries to customers, (8) changes in the power industry that would affect demand for North American Coal's reserves, (9)
 changes in the costs to reclaim current North American Coal mining areas, (10) costs to pursue and develop new mining opportunities, (11) the outcome of legal challenges to the regulatory approvals necessary to construct the Liberty Mine and the
 Ratcliffe Plant in Mississippi and (12) increased competition, including consolidation within the industry.
 Hamilton Beach Brands: (1) changes in the sales prices, product mix or levels of consumer purchases of small electric appliances,
 (2) changes in consumer retail and credit markets, (3) bankruptcy of or loss of major retail customers or suppliers, (4) changes in costs, including transportation costs, of sourced products, (5) delays in delivery of sourced products, (6) changes in or unavailability of quality or cost effective suppliers, (7) exchange rate fluctuations, changes in the foreign import tariffs and monetary policies and other changes in the regulatory climate in the foreign countries in which HBB buys, operates and/or sells products, (8) product liability, regulatory actions or other litigation, warranty claims or returns of products, (9) customer acceptance of, changes in costs of, or delays in the development of new products, (10) increased competition, including consolidation within the industry and (11)
 changes mandated by federal, state and other regulation, including health, safety or environmental legislation.

Risk Factors (continued)

 The risks and uncertainties with respect to each subsidiary’s operations as referenced on page 1 of this document include, without limitation:
 Kitchen Collection: (1) changes in gasoline prices, weather conditions, the level of consumer confidence and disposable income as a result of the uncertain economy, high unemployment rates or other events or conditions that may adversely affect the number of customers visiting Kitchen Collection® and Le Gourmet Chef® stores, (2) changes in the sales prices, product mix or levels of consumer purchases of kitchenware, small electric appliances and gourmet foods, (3) changes in costs, including transportation costs, of inventory, (4) delays in delivery or the unavailability of inventory, (5) customer acceptance of new products, (6) the anticipated impact of the opening of new stores, the ability to renegotiate existing leases and effectively and efficiently close unprofitable stores and (7) increased competition.
 NACCO Materials Handling Group / Hyster-Yale (“NMHG”): (1) reduction in demand for lift trucks and related aftermarket parts and service on a global basis, (2) the ability of NMHG's dealers, suppliers and end-users to obtain financing at reasonable rates, or at all, as a result of current economic and market conditions, (3) customer acceptance of pricing, (4) delays in delivery or increases in costs, including transportation costs, of raw materials or sourced products and labor or changes in or unavailability of quality suppliers, (5) exchange rate fluctuations, changes in foreign import tariffs and monetary policies and other changes in the regulatory climate in the foreign countries in which NMHG operates and/or sells products, (6) delays in manufacturing and delivery schedules,
 (7) bankruptcy of or loss of major dealers, retail customers or suppliers, (8) customer acceptance of, changes in the costs of, or delays in the development of new products, (9) introduction of new products by, or more favorable product pricing offered by,
 NMHG's competitors, (10) product liability or other litigation, warranty claims or returns of products, (11) the effectiveness of the cost reduction programs implemented globally, including the successful implementation of procurement and sourcing initiatives, (12)
 changes mandated by federal, state and other regulation, including health, safety or environmental legislation and (13) the failure to complete the spin-off of Hyster-Yale or obtain New York Stock Exchange approval for the listing of Hyster-Yale Materials Handling,
 Inc.'s Class A common stock.

Non-GAAP Disclosure

 EBITDA, net debt, cash flow before financing activities, return on total capital employed and net working capital are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. NACCO defines each as the following:
■ EBITDA is defined as income before income taxes and non-controlling interest (income) expense plus net interest expense and depreciation, depletion and amortization expense;
■ Net debt is defined as total debt less cash and cash equivalents;
■ Cash flow before financing activities is defined as net cash from operating activities from continuing operations plus net cash from investing activities from continuing operations;
■ Return on total capital employed is defined as net income before interest expense, after tax divided by LTM average capital employed. LTM average capital employed is defined as LTM average equity plus LTM average debt less LTM average cash; and
■ Net working capital is defined as accounts receivable plus inventories less accounts payable.
 For reconciliations from GAAP measurements to non-GAAP measurements, see pages 43 to 50.

2012 Second Quarter			6/30/12 Trailing Twelve Months		
	Consolidated NACCO	Hyster-Yale	NACCO Excluding Hyster-Yale	Consolidated NACCO	Hyster-Yale	NACCO Excluding Hyster-Yale
Revenues	$773.4	$602.0	$171.4	$3,351.3	$2,537.7	$813.6
Operating Profit	31.5	24.6	6.9	177.0	106.5	70.5
Net Income	21.8	19.5	2.3	127.1	81.8	45.3
Cash Flow from Operations	49.2	34.0	15.2	151.0	111.5	39.5
EBITDA	40.4	31.5	8.9	225.9	140.4	85.5

	Consolidated NACCO	Hyster-Yale	NACCO Excluding Hyster-Yale
Debt	$307.5	$142.6	$164.9
Cash	303.2	143.1	160.1
Net Debt	**$4.3**	**($0.5)**	**$4.8**

Non-GAAP Reconciliation

($ in millions)

2012 Second Quarter			6/30/12 Trailing Twelve Months		
	Consolidated NACCO	Hyster-Yale	NACCO Excluding Hyster-Yale	Consolidated NACCO	Hyster-Yale	NACCO Excluding Hyster-Yale
Reconciliation of cash flow from operations to EBITDA						
Cash flow from operations	$49.2	$34.0	$15.2	$151.0	$111.5	$39.5
Change in working capital items	(16.8)	(8.1)	(8.7)	29.0	6.4	22.6
Gain (loss) on sale of assets	2.3	-	2.3	3.0	(0.2)	3.2
Difference between deferred income taxes and total tax provision	12.1	6.8	5.3	34.4	14.1	20.3
Other non-cash items	(11.0)	(4.3)	(6.7)	(12.3)	(5.1)	(7.2)
Interest expense, net	4.6	3.1	1.5	20.8	13.7	7.1
EBITDA	$40.4	$31.5	$8.9	$225.9	$140.4	$85.5

	Consolidated NACCO	Hyster-Yale	NACCO Excluding Hyster-Yale	Consolidated NACCO	Hyster-Yale	NACCO Excluding Hyster-Yale
Calculation of EBITDA						
Net income attributable to stockholders	$21.8	$19.5	$2.3	$127.1	$81.8	$45.3
Noncontrolling interest loss	-	-	-	0.1	0.1	-
Income taxes provision	3.7	2.0	1.7	32.5	15.8	16.7
Interest expense	4.9	3.4	1.5	22.6	15.2	7.4
Interest income	(0.3)	(0.3)	-	(1.8)	(1.5)	(0.3)
Depreciation, depletion and amortization	10.3	6.9	3.4	45.4	29.0	16.4
EBITDA	$40.4	$31.5	$8.9	$225.9	$140.4	$85.5

Non-GAAP Reconciliation (continued)

($ in millions)
EBITDA reconciliation - NACCO excluding Hyster-Yale

6/30/12 Trailing Twelve Months			
	North American Coal	Hamilton Beach Brands	Kitchen Collection	NACCO & Other
Reconciliation of cash flow from operations to EBITDA				
Cash flow from operations	$33.5	$22.9	$1.3	($18.2)
Change in working capital items	4.6	2.2	1.9	13.9
Gain (loss) on sale of assets	3.2	-	-	-
Difference between deferred income taxes and total tax provision	9.7	11.7	1.7	(2.8)
Other non-cash items	(2.9)	(2.7)	(0.1)	(1.5)
Interest expense, net	2.7	3.9	0.5	-
EBITDA	$50.8	$38.0	$5.3	($8.6)
Calculation of EBITDA				
Net income attributable to stockholders	$34.0	$19.3	$1.1	($9.1)
Income taxes provision	6.1	9.9	0.7	-
Interest expense	3.0	3.9	0.5	-
Interest income	(0.3)	-	-	-
Depreciation, depletion and amortization	8.0	4.9	3.0	0.5
EBITDA	$50.8	$38.0	$5.3	($8.6)

Non-GAAP Reconciliation (continued)

($ in millions)
EBITDA reconciliation - by division

December 31,					
	2007	2008	2009	2010	2011	6/30/2012
Accounts receivable, net	$93.0	$75.7	$79.2	$87.6	$83.7	$61.1
Inventories, net	81.5	70.4	67.0	84.7	75.6	86.2
Less: Accounts payable	(63.6)	(52.2)	(51.1)	(70.8)	(61.0)	(66.8)
Net Working Capital	**$110.9**	**$93.9**	**$95.1**	**$101.5**	**$98.3**	**$80.5**

Non-GAAP Reconciliation (continued)

($ in millions)
Net Working Capital - Hamilton Beach Brands

North American Coal

	For the Fiscal Year Ended December 31,					Trailing 12 Months
	2007	2008	2009	2010	2011	6/30/2012
Net cash provided by operating activities from continuing operations	$43.3	$20.9	$73.0	$25.9	$31.7	$33.5
Net cash provided by (used for) investing activities from continuing operations	(14.6)	(15.6)	(6.5)	6.9	(10.7)	3.1
Cash Flow before Financing	**$28.7**	**$5.3**	**$66.5**	**$32.8**	**$21.0**	**$36.6**

Hamilton Beach Brands

	For the Fiscal Year Ended December 31,					Trailing 12 Months
	2007	2008	2009	2010	2011	6/30/2012
Net cash provided by operating activities	$19.5	$18.0	$35.5	$15.0	$24.2	$22.9
Net cash used for investing activities	(3.7)	(5.7)	(2.1)	(2.2)	(3.7)	(3.5)
Cash Flow before Financing	**$15.8**	**$12.3**	**$33.4**	**$12.8**	**$20.5**	**$19.4**

Kitchen Collection

	For the Fiscal Year Ended December 31,					Trailing 12 Months
	2007	2008	2009	2010	2011	6/30/2012
Net cash provided by (used for) operating activities	($10.9)	($6.4)	$5.4	$6.3	$4.9	$1.3
Net cash used for investing activities	(3.9)	(6.0)	(1.1)	(2.7)	(2.3)	(3.3)
Cash Flow before Financing	**($14.8)**	**($12.4)**	**$4.3**	**$3.6**	**$2.6**	**($2.0)**

47

Non-GAAP Reconciliation (continued)
($ in millions)
Cash Flow Before Financing

Return on Total Capital Employed - 2007 & 2008

	North American Coal	Hamilton Beach Brands
2007		
2007 Average Equity (12/31/2006 and each of 2007's quarter ends)	$66.3	$51.2
Plus: 2007 Average Debt (12/31/2006 and each of 2007's quarter ends)	110.8	118.4
Less: 2007 Average Cash (12/31/2006 and each of 2007's quarter ends)	(2.5)	(1.6)
Total 2007 average total capital employed	**$174.6**	**$168.0**
2007 Net Income	$31.0	$19.5
Plus: 2007 Interest Expense	7.0	10.1
Less: Income taxes on 2007 interest expense at 38% (1)	(2.7)	(3.8)
Return on total capital employed = net income before after-tax interest expense	**$35.3**	**$25.8**
Return on total capital employed percentage	20.2%	15.3%
Less: Discontinued operations, net of tax	($0.6)	
Adjusted return on total capital employed = net income before after-tax interest expense	**$34.7**	
Adjusted return on total capital employed percentage	19.9%	
2008		
2008 Average Equity (12/31/2007 and each of 2008's quarter ends)	$84.1	$10.7
Plus: 2008 Average Debt (12/31/2007 and each of 2008's quarter ends)	107.1	143.1
Less: 2008 Average Cash (12/31/2007 and each of 2008's quarter ends)	(0.6)	(3.0)
Total 2008 average total capital employed	**$190.6**	**$150.8**
2008 Net Income (Loss)	$22.1	($73.3)
Plus: 2008 Interest Expense	5.5	10.4
Less: Income taxes on 2008 interest expense at 38% (2)	(2.1)	(4.0)
Return on total capital employed = net income (loss) before after-tax interest expense	**$25.5**	**($66.9)**
Return on total capital employed percentage	13.4%	(44.3%)
Less: Discontinued operations, net of tax	($2.3)	
Adjusted return on total capital employed = net income before after-tax interest expense	**$23.2**	
Adjusted return on total capital employed percentage	12.2%

Non-GAAP Reconciliation (continued)

($ in millions)
_____________________
(1) Tax rate of 38% represents the Company's target marginal tax rate compared with 2007's effective income tax rate of 20.6%.
(2) Tax rate of 38% represents the Company's target marginal tax rate compared with 2008's effective income tax rate of (4.4%).

Return on Total Capital Employed - 2009 & 2010

	North American Coal	Hamilton Beach Brands
2009		
2009 Average Equity (12/31/2008 and each of 2009's quarter ends)	$102.0	($29.3)
Plus: 2009 Average Debt (12/31/2008 and each of 2009's quarter ends)	85.5	117.3
Less: 2009 Average Cash (12/31/2008 and each of 2009's quarter ends)	(0.9)	(22.3)
Total 2009 average total capital employed	**$186.6**	**$65.7**
2009 Net Income	$53.2	$26.1
Plus: 2009 Interest Expense	4.1	8.6
Less: Income taxes on 2009 interest expense at 38% (1)	(1.6)	(3.3)
Return on total capital employed = net income before after-tax interest expense	**$55.7**	**$31.4**
Return on total capital employed percentage	29.9%	47.8%
Less: Discontinued operations, net of tax	($22.6)	
Adjusted return on total capital employed = net income before after-tax interest expense	**$33.1**	
Adjusted return on total capital employed percentage	17.8%	
2010		
2010 Average Equity (12/31/2009 and each of 2010's quarter ends)	$137.9	($1.8)
Plus: 2010 Average Debt (12/31/2009 and each of 2010's quarter ends)	42.7	115.7
Less: 2010 Average Cash (12/31/2009 and each of 2010's quarter ends)	(4.6)	(45.5)
Total 2010 average total capital employed	**$176.0**	**$68.4**
2010 Net Income	$39.6	$24.4
Plus: 2010 Interest Expense	3.3	7.2
Less: Income taxes on 2010 interest expense at 38% (2)	(1.3)	(2.7)
Return on total capital employed = net income before after-tax interest expense	**$41.6**	**$28.9**
Return on total capital employed percentage	23.7%	42.2%

Non-GAAP Reconciliation (continued)

($ in millions)
_____________________
(1) Tax rate of 38% represents the Company's target marginal tax rate. 2009's effective income tax rate is not meaningful.
(2) Tax rate of 38% represents the Company's target marginal tax rate compared with 2010's effective income tax rate of 18.0%.

North American Coal	Hamilton Beach Brands
2011		
2011 Average Equity (12/31/2010 and each of 2011's quarter ends)	$133.8	$22.3
Plus: 2011 Average Debt (12/31/2010 and each of 2011's quarter ends)	51.9	90.6
Less: 2011 Average Cash (12/31/2010 and each of 2011's quarter ends)	(2.7)	(34.8)
Total 2011 average total capital employed	**$183.0**	**$78.1**
2011 Net Income	$29.4	$18.4
Plus: 2011 Interest Expense	3.0	5.2
Less: Income taxes on 2011 interest expense at 38% (1)	(1.1)	(2.0)
Return on total capital employed = net income before after-tax interest expense	**$31.3**	**$21.6**
Return on total capital employed percentage	17.1%	27.7%
LTM June 30, 2012		
LTM Average Equity (6/30/2012 and each of the previous four quarter ends)	$114.3	$29.6
Plus: LTM Average Debt (6/30/2012 and each of the previous four quarter ends)	70.4	60.9
Less: LTM Average Cash (6/30/2012 and each of the previous four quarter ends)	(5.0)	(17.8)
Total LTM 6/30/2012 average total capital employed	**$179.7**	**$72.7**
LTM Net Income	$34.0	$19.3
Plus: LTM Interest Expense	3.0	3.9
Less: Income taxes on LTM interest expense at 38% (2)	(1.1)	(1.5)
Return on total capital employed = net income before after-tax interest expense	**$35.9**	**$21.7**
Return on total capital employed percentage	20.0%	29.9%

Non-GAAP Reconciliation (continued)

($ in millions)
Return on Total Capital Employed - 2011 and LTM June 30, 2012
_____________________
(1) Tax rate of 38% represents the Company's target marginal tax rate compared with 2011's effective income tax rate of 24.2%.
(2) Tax rate of 38% represents the Company's target marginal tax rate compared with LTM June 30, 2012’s effective income tax rate of 20.4%.